1 3Q 2023 CONFERENCE CALL # November 9, 2023

2 Forward Looking Statements IMPORTANT NOTICES All statements, other than statements of present or historical fact included in this presentation, including, without limitation, FREYR Battery’s (“FREYR”) ability to achieve automated, in-spec, customer-testable battery production beyond 4Q 2023; the development, financing, construction, timeline, capacity, and other usefulness of FREYR’s CQP, Giga Arctic, Giga America, and other planned or future production facilities or Gigafactories; FREYR’s plan to prevent additional delays; any potential project equity raise for the development of Giga America; the competitiveness of the Norwegian battery cell production and any potential governmental incentives; any potential benefits of the U.S. Inflation Reduction Act; FREYR’s ability to navigate a highly volatile environment; the development of any potential conventional technology partnerships; FREYR’s ability to reduce spending, including in connection to Giga Arctic; any potential benefits of redomiciling to the U.S.; the giga-scalability of the 24M platform; and the implementation and effectiveness of FREYR’s overall business, technology, capital-raising and liquidity strategies are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022, (ii) FREYR Battery, Inc.’s Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, (iii) FREYR’s annual report on Form 10-K filed with the SEC on February 27, 2023, and (iv) FREYR’s quarterly reports on Form 10-Q filed with the SEC on May 15, 2023 and August 10, 2023 and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward- looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements. FREYR intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on FREYR’s website in the ‘Investor Relations’ sections. FREYR also intends to use certain social media channels, including, but not limited to, Twitter and LinkedIn, as means of communicating with the public and investors about FREYR, its progress, products and other matters. While not all the information that FREYR posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, FREYR encourages investors and others interested to review the information that it posts and to monitor such portions of FREYR’s website and social media channels on a regular basis, in addition to following FREYR’s press releases, SEC filings, and public conference calls and webcasts. The contents of FREYR’s website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

3 The balance sheet, team, and strategy to build a global battery technology industrialization engine REVISITING THE FREYR INVESTMENT CASE WESTERN BATTERY DEVELOPMENT IS ESSENTIAL TO ENERGY TRANSITION & SECURITY Ongoing decarbonization of global power and transportation markets requires 115 TWh of incremental battery supply1 Recently announced Chinese graphite export restrictions and unstable geopolitical climate underscore need to establish Western supply chains ROBUST BALANCE SHEET AND LIQUIDITY No debt and two+ years of projected liquidity without any new project-level financing Advancing several capital formation initiatives in parallel (Giga America project equity, DOE programs, EUIF grant, Norwegian IRA response framework) COMMITTED TO MAXIMIZING U.S. INFLATION REDUCTION ACT (IRA) BENEFITS Re-scoped Giga America project in two parallel tracks to optimize economics, scale, capital access, and technology development Financing processes ongoing with DOE and potential project equity sponsors to source Giga America development capital REAL OPTION VALUE IN A VOLATILE ENVIRONMENT Executing plan to diversify on technology spectrum and battery value chain Exploring conventional partnership opportunities to complement scale up of 24M platform Evaluating expansion into LFP cathode production DIFFERENTIATED COMPETITIVE POSITION AND ATTRACTIVE END MARKET EXPOSURE FREYR is uniquely positioned as a U.S.-listed, debt free, pure play battery technology development and scaling company FREYR is focused on large and growing addressable battery market opportunities for ESS and E-mobility applications Implementing a plan to develop 24M and conventional technology in parallel to unlock new opportunities 1 Tesla 2023 Analyst Day Presentation.

4 KEY MESSAGES 4 1. BUSINESS UPDATE Work continues at the CQP: • The timeline for completion of commissioning has pushed beyond 4Q 2023 • Implementing detailed plan that is expected to prevent additional delays Giga America development: • Focusing on two parallel tracks for development of large-scale project • Track 1: 24M platform • Track 2: Conventional technology 2. MINIMIZING GIGA ARCTIC SPENDING IN 2024 • Prioritizing liquidity during scale up efforts at CQP and focusing on scaling opportunities to capture IRA incentives • Neither Norway nor the EU have offered a competitive scaling response to the IRA and/or Canada’s variable cost offsets, which are designed to counter China’s structural cost advantages • Continuing to work with local, national, and European government stakeholders to place Norwegian battery cell production on globally competitive economic footing

KEY MESSAGES CONT. 5 3. RATIONALIZING COSTS AND EXTENDING THE RUNWAY • Maintaining robust liquidity profile and clean balance sheet ahead of anticipated next phase of capital formation • Intending to reduce total cash spending by over 50%, extending liquidity runway to two + years without any new project- level financing • Strategically positioning FREYR to be nimble in dynamic industry, regulatory, and capital markets environments 4. FREYR HAS A PLAYBOOK TO NAVIGATE A HIGH VOLATILITY ENVIRONMENT • Leveraging strong ecosystem of committed partners • Pursuing conventional technology partnerships to mitigate risk and develop new market opportunities • Rationalizing spending while continuing to fund critical initiatives; focusing organization on top priorities • Executing against a clear plan while maintaining the value of real options

6 CQP UPDATE WHAT’S CHANGED AND WHAT WE’VE LEARNED • Completion of commissioning has proven to be more difficult than we originally thought • High complexity of commissioning Casting & Unit Cell Assembly equipment • Problem solving during commissioning process continues to reveal difficult but surmountable engineering and scaling challenges IMPLEMENTING PLAN TO PREVENT FURTHER DELAYS • Applying One Plan and One Team approach • Enhanced involvement of technology and battery subject matter experts • Increased coordination and day-to- day involvement with vendors and partners • FREYR has established a dedicated Technology Advisory Board consisting of subject matter experts CURRENT STATUS • The timeline to complete commissioning has pushed beyond 4Q 2023 • FREYR announced two key technical milestones at the CQP during 3Q 2023 • Introduction of automated casting with live electrolyte in dry room environment and commissioning and testing of merge unit have not been completed • Continuing to identify and address tasks on critical path

PURSUING OUR TECHNOLOGY DIVERSIFICATION STRATEGY 7 PURSUING CONVENTIONAL TECHNOLOGY PARTNERSHIPS • Fits with FREYR’s previously communicated technology diversification strategy • Creates strategic alternatives to complement 24M and new paths to potential financing and commercial opportunities • Conversations ongoing with multiple conventional technology partnership candidates • Creates opportunity to accelerate project development timelines and start of production 24M FITS FREYR’S TECHNOLOGY STRATEGY • Scaling the 24M platform is proving to be more challenging and time consuming than expected • The commercial potential of 24M as a problem-solving technology across a large total addressable market makes the extra effort worthwhile • We believe that FREYR has the financial and organizational resources necessary to demonstrate scalability of 24M at the CQP Exploring additional technology partnerships in parallel to complement 24M

MINIMIZING GIGA ARCTIC SPENDING FOR 2024 8 THE BACKGROUND • Prioritizing liquidity during scale up efforts at CQP and focusing on scaling opportunities to capture IRA incentives • FREYR sent a letter in March 2023 to Ministry of Trade and Industry outlining a prerequisite financial support package approximating €800 million plus Production Tax Credits through EU Temporary Crisis and Transition Framework (TCTF) • Request for competitive framework conditions intended to support access to private capital, FREYR’s part in Norwegian national battery strategy, and long-term economic viability of the project THE REGULATORY ENVIRONMENT • The U.S. IRA and associated policy responses in other countries, all of which took place after construction at Giga Arctic was initially sanctioned, have shifted the relative competitive economic dynamics of Gigafactory projects • Neither Norway nor the EU have offered a competitive scaling response to the IRA and/or Canada’s variable cost offsets, which are designed to counter China’s structural cost advantages FREYR’S FACT-BASED CAPITAL ALLOCATION DECISION • Complete initial phase of Giga Arctic construction by end of 2023 and secure the asset • No additional capital spending at Giga Arctic will be authorized until a globally competitive incentive program is delivered Preserving real option value of the project based on current market and policy dynamics

9 Timing of project development driven by CQP and Financing GIGA AMERICA UPDATE PROJECT EQUITY FINANCING • CQP performance will drive customer acceptance of 24M platform • Customer acceptance unlocks financing (project equity and debt) • Financing timing expected to follow automated production of testable, in-spec sample cells PROJECT DEVELOPMENT PLAN • The value of the previously announced Phase 1a development is minimized by the revised CQP timeline • FREYR is updating options to maximize project economics and access to capital to drive the start of production as early as possible in Georgia • Continuing to pursue two tracks in parallel to align timing of multiple financing options including the DOE process and a project-level equity raise • Giga America site can comfortably accommodate both Track 1 and Track 2 projects TRACK 3 Advanced process design of the 24M production line equipment to be validated with FID in 1Q 2025 TRACK 1 Multi-line 24M scaled technology with potential FID in 2024 TRACK 2 Conventional technology with potential FID in 2024 (intended to provide alternative to accelerate SOP timing)

TRANSACTION RATIONALE • Simplifies corporate structure and streamlines reporting requirements • Enhances FREYR's eligibility for inclusion in equity indexes and triggers associated benchmarking from actively managed funds • Benefit from corporate governance under Delaware law, which is more closely aligned with the NYSE listing standards and U.S. SEC governance requirements • Better long-term positioning for global tax developments and U.S. incentive programs for battery manufacturers 10 REDOMICILE UPDATE Headquarters move from Luxembourg to the U.S. expected by the end of this year CURRENT STATUS • S-4 registration statement filed with SEC and has been declared effective • Shareholder record date is October 25 • Proxy cards mailed November 6 • Extraordinary General Meeting and shareholder vote set for December 15 • A quorum of at least 50% of shareholders of record is required to vote, and a two-thirds majority of in favor votes is required for transaction approval • Okapi Partners serving as FREYR's proxy solicitor

FINANCIAL RESULTS 11 • Ended 3Q 2023 with $328 million of cash, and no debt • ~$35-40 million in Q4 to complete and secure initial buildings of Giga Arctic and for continued progress on the CQP & Test Center • No material new 2024 CapEx deployed until additional funding secured • Cutting costs and prioritizing resources; targeting reduction of 2024 cash uses by more than half vs 2023; extending liquidity to more than two years without any new project financing Preserving liquidity, extending the runway and ensuring optionality and financial discipline FREYR YTD 2023 Cash Bridge Note: Cash includes cash, cash equivalents and restricted cash: amounts may not reconcile due to rounding.

WELL- POSITIONED FOR CURRENT ENVIRONMENT FREYR has liquidity, real options, and a flexible plan PROTECTING THE BALANCE SHEET AND LIQUIDITY RUNWAY • Targeting total cash spend in 2024 of less than half that of 2023, prioritizing the CQP and Giga America • Material incremental CapEx only deployed when new project-level funding is committed • Built-in liquidity flexibility to invest in focused R&D and technology investments to enhance the projects • Intending to extend cash runway to two + years before any new financing PURSUING NON-DILUTIVE GROWTH CAPITAL TO FUND KEY INITIATIVES • Liquidity position and lower burn rate intended to eliminate any need to raise common equity from our shareholder base • Focused on closing Giga America project equity raise, DOE Title XVII loan process, and grant applications MAXIMIZING VALUE OF PROJECT DEVELOPMENT OPPORTUNITIES • Giga America development prioritized based on superior projected economic returns driven by eligibility for IRA incentives, especially Section 45X Production Tax Credits • Evaluating partnership-based Cathode Active Material factory project and other initiatives based on strategic value and business case • Preserving Giga Arctic optionality with EUIF grant and continued efforts to establish competitive framework conditions • Leverage and grow industrial partnerships where possible; continue discussions with potential conventional technology partners

THE WAY FORWARD 13 • Reducing costs to extend liquidity runway to two + years • Authorizing no material new CapEx in 2024 until new financing is committed • Pursuing conventional technology partnerships to mitigate risk, reduce time to market, and diversify product offerings • FREYR will continue to provide regular updates on the CQP, redomiciling, and conventional technology partnership opportunities • Collaborating with customers, partners, and Energy Transition Acceleration Coalition members to catalyze capital formation and commercialization • Working with local, state, and European governmental stakeholders to formulate a globally competitive incentive program in Norway • Executing strategic plan with clear priorities and real options in a highly volatile environment ONE FREYR TEAM unified to deliver for our shareholders, customers, and strategic partners